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                                                                    EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2003 (the Report) by Cerner Corporation (the Company), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/Neal L. Patterson
                                Neal L. Patterson, Chairman of the Board
                                and Chief Executive Officer

                                May 5, 2003

A signed original of this written statement required by Section 906 has been provided to Cerner Corporation and will be retained by Cerner Corporation and furnished to the Securities and Exchange Commission or its staff upon request.